SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 2, 2017 is entered into by and among:

AT HOME HOLDING III INC. (formerly known as GRD Holding III Corporation), a Delaware corporation, and AT HOME STORES LLC (successor in interest to Garden Ridge, L.P.), a Delaware limited liability company (collectively, the “Borrowers” and each individually, a “Borrower”);

the GUARANTORS party hereto;

the LENDERS party hereto; and

BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Agent”);

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, and the Agent, among others, have entered into a certain Credit Agreement dated as of October 5, 2011, as amended by the First Amendment to Credit Agreement dated as of May 9, 2012, as further amended by the Second Amendment to Credit Agreement dated as of May 23, 2013, as further amended by the Third Amendment to Credit Agreement dated as of July 28, 2014, as further amended by the Assumption and Ratification Agreement dated as of September 29, 2014, as further amended by the Fourth Amendment to Credit Agreement dated as of June 5, 2015, as further amended by Fifth Amendment to Credit Agreement dated as of June 15, 2016, and as further amended by the certain Joinder Agreements, including the Joinder Agreement dated as of May 8, 2017 (the “2017 Joinder”) (as the same may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the parties to the Credit Agreement desire to modify certain provisions of the Credit Agreement, to among other things, include Inventory of Procurement Company (as defined below) in the Borrowing Base, as provided herein; and

WHEREAS, Procurement Company and certain of the other Guarantors became party to the Credit Agreement and the other Loan Documents as a Guarantor pursuant to the 2017 Joinder, and in connection therewith, granted Liens on their assets to secure the Obligations.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.

Incorporation of Terms and Conditions of the Credit Agreement.  All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference.  All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.	Amendments to the Credit Agreement.

2094289.6

a.

The definition of “Acceptable Document of Title” in Section 1.01 of the Credit Agreement is hereby amended by inserting “or Procurement Company, as applicable,” immediately after “the Borrower” in clause (b) thereof.

b.	The definition of “Appraised Value” in Section 1.01 of the Credit Agreement is hereby amended by inserting “or Procurement Company, as applicable” immediately after “the Borrower.”
c.	The definition of “Cost” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Cost”  means the lower of cost or market value of Inventory, based upon the Borrower’s accounting practices, known to the Administrative Agent, which practices are in effect on the Closing Date as such calculated cost is determined from invoices received by the Borrower or Procurement Company, as applicable, the Borrower’s or Procurement Company’s purchase journals or the Borrower’s or Procurement Company’s stock ledger.  “Cost” does not include Inventory capitalization costs, other non- purchase price charges (such as freight) used in the Borrower’s calculation of cost of goods sold or any costs related to the transfer of Inventory between Procurement Company and the Borrower.”

d.	The definition of “Customer Credit Liabilities” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Customer Credit Liabilities” means at any time, the aggregate remaining value at such time of (a) outstanding gift certificates and gift cards of the Borrower or Procurement Company entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price for any Inventory, and (b) outstanding merchandise credits of the Borrower or Procurement Company.”

e.	The definition of “Customs Broker/Carrier Agreement” in Section 1.01 of the Credit Agreement is hereby amended by inserting “(or Procurement Company, as applicable)” immediately after “the Borrower.”
f.

The definition of “Eligible In-Transit Inventory” in Section 1.01 of the Credit Agreement is hereby amended by inserting “or Procurement Company” immediately after “the Borrower” each time that “the Borrower” appears in clauses (a) through (g) therein.

g.	The definition of “Eligible Inventory” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Eligible Inventory:  means, as of the date of determination thereof, without duplication, (i) Eligible In-Transit Inventory (provided that, in no event shall Eligible In-Transit Inventory included in Eligible Inventory exceed 20% of the Eligible Inventory included in the Borrowing Base), and (ii) items of Inventory of the Borrower and Procurement Company that are finished goods, merchantable and readily saleable to the public in the ordinary course of business, in each case that, (A) comply in all material respects with each of the representations and warranties respecting Inventory made by the Borrower and Procurement Company in the Loan Documents, and (B) are not excluded as ineligible by virtue of one or more of the criteria set forth below.  The following items of Inventory shall not be included in Eligible Inventory:

(a)Inventory that is not solely owned by the Borrower or Procurement Company or the Borrower or Procurement Company does not have good, marketable and valid title thereto;

(b)Inventory that is leased by or is on consignment to the Borrower or Procurement Company or which is consigned by the Borrower or Procurement Company to a Person which is not a Loan Party;

(c)Inventory that is not located in the United States of America (excluding territories or possessions of the United States) either (i) at a location that is owned or leased by the Borrower or Procurement Company, except Inventory in transit between such owned or leased locations or (ii) in-transit from a domestic location for receipt by the Borrower or Procurement Company at a domestic location that is owned or leased by the Borrower or Procurement Company within twenty-one (21) days of the date of shipment, which Inventory is fully insured (as required by this Agreement) for Cost of such Inventory and with respect to which the title has passed to the Borrower or Procurement Company;

(d)Inventory that is comprised of goods which (i) are damaged, defective, “seconds,” or otherwise unmerchantable, (ii) are to be returned to the vendor, (iii) are obsolete or slow moving, or custom items, work-in-process, raw materials, or that constitute, spare parts, promotional, marketing, packaging and shipping materials or supplies used or consumed in the Borrower’s or Procurement Company’s business, (iv) are seasonal in nature and which have been packed away for sale in the subsequent season, (v) not in compliance with all standards imposed by any Governmental Authority having regulatory authority over such Inventory, its use or sale, or (vi) are bill and hold goods;

(e)Inventory that is not subject to a perfected first-priority security interest and Lien in favor of the Administrative Agent;

(f)Inventory that consists of samples, labels, bags, and other similar non-merchandise categories;

(g)Inventory that is not insured in compliance with the provisions of Section 6.07 hereof;

(h)Inventory that has been sold but not yet delivered;

(i)Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party which would require the payment of fees or royalties to, or the consent of, the licensor under such agreement for any sale or other disposition of such Inventory by the Administrative Agent, and the Administrative Agent shall have determined in its Permitted Discretion that it cannot sell or otherwise dispose of such Inventory in accordance with Article 8 without violating any such licensing, patent, royalty, trademark, trade name or copyright agreement;

(j)[reserved];

(k)Inventory acquired in a Permitted Acquisition and which is not of the type usually sold in the ordinary course of the Borrower’s and Procurement Company’s business, unless and until the Administrative Agent has completed or received (A) an appraisal of such Inventory from appraisers satisfactory to the Administrative Agent and establishes Inventory Reserves (if applicable) therefor, and otherwise agrees that such Inventory shall be deemed Eligible Inventory, and (B) such other due diligence as the Administrative Agent may require, all of the results of the foregoing to be reasonably satisfactory to the Administrative Agent; or

(l)Inventory which the Administrative Agent determines in its Permitted Discretion does not meet such other reasonable eligibility criteria for Inventory as the Administrative Agent may determine; provided that, the Administrative Agent may not change any of the eligibility criteria for Eligible Inventory unless the Borrower is given at least three (3) days prior written notice of the implementation of such change and, upon delivery of such notice, the Administrative Agent shall be available to discuss the proposed change with the Borrower to afford the Borrower an opportunity to take such action as may be required so that the event condition or circumstance that is a basis for such Reserve no longer exists in the manner and to the extent reasonably satisfactory to the Administrative Agent in its Permitted Discretion.”

h.	The definition of “Foreign Vendor” in Section 1.01 of the Credit Agreement is hereby amended by inserting “or Procurement Company” immediately after “the Borrower.”
i.	The definition of “In-Transit Inventory” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““In-Transit Inventory”” means Inventory of the Borrower or Procurement Company which is in the possession of a common carrier and is in transit from a Foreign Vendor of the Borrower or Procurement Company from a location outside of the continental United States to a location of the Borrower or Procurement Company that is within the continental United States.”

j.	The following new definition is hereby inserted into Section 1.01 of the Credit Agreement in its proper alphabetical sequence:

““Procurement Company” means At Home Procurement Inc., a Delaware corporation.”

3.

Conditions to Effectiveness.  This Amendment shall not be effective until the date that each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (such date the “Sixth Amendment Effective Date”):

a.	This Amendment shall have been duly executed and delivered by the Borrowers, the Guarantors and the Lenders.
b.

The Agent shall have received (i) reasonable and customary opinions of counsel to the Loan Parties with respect to Procurement Company and (ii) such customary corporate resolutions, certificates, lien searches and other customary corporate documents as the Agent shall reasonably request in connection therewith.

c.	The Borrowers shall have reimbursed the Agent for all reasonable out of pocket fees, costs and expenses, including, reasonable attorneys’ fees, in connection with or relating to this Amendment.
d.	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
4.	Representations and Warranties. Each Loan Party hereby represents and warrants that as of the Sixth Amendment Effective Date (as defined in Section 3 of this Amendment):
a.

(i) No Default or Event of Default exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects except that (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (y) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects.

b.

This Amendment has been duly executed and delivered by each of the Loan Parties.  This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.

Ratification of Loan Documents.  The Credit Agreement, as hereby amended, and all other Loan Documents (including the incurrence of Indebtedness, guaranties and grants of the security interests to secure the Obligations contained therein), are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  The Collateral Documents continue to secure the Obligations, as modified pursuant to this Amendment, to the same extent as prior to giving effect to this Amendment.

6.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.
7.

Multiple Counterparts.   This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Amendment.

8.

Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Credit Agreement to be duly executed as of the date first above written.

BORROWERS:

/s
AT HOME HOLDING III INC.
By	/s/ Mary Jane Broussard
Name: Mary Jane Broussard
Title: Vice President and General Counsel

/s/
AT HOME STORES LLC
By	/s/ Mary Jane Broussard
Name: Mary Jane Broussard
Title: Vice President and General Counsel

Sixth Amendment to Credit Agreement

GUARANTORS:

/s/
AT HOME HOLDING II INC. AT HOME COMPANIES LLC
By	/s/ Mary Jane Broussard
Name: Mary Jane Broussard
Title: Vice President and General Counsel

Sixth Amendment to Credit Agreement

Sixth Amendment to Credit Agreement

AT HOME PROPERTIES LLC

1600 EAST PLANO PARKWAY, LLC

2650 WEST INTERSTATE 20, LLC

11501 BLUEGRASS PARKWAY LLC

12990 WEST CENTER ROAD LLC

1944 SOUTH GREENFIELD ROAD LLC

4700 GREEN ROAD LLC

4304 WEST LOOP 289 LLC

642 SOUTH WALNUT AVENUE LLC

15065 CREOSOTE ROAD LLC

335 N. ACADEMY BOULEVARD (1031), LLC

1660 W. MIDWAY BOULEVARD (1031), LLC

3003 WEST VINE, LLC

7613 NORTH EAST LOOP 1604, LLC

334 CHICAGO DRIVE, LLC

4949 GREENWOOD DRIVE, LLC

2251 SOUTHWYCK BLVD, LLC

1605 BUFORD HWY, LLC

1267 CENTRAL PARK DR, LLC

4801 183A TOLL ROAD, LLC

19000 LIMESTONE COMMERCIAL DR, LLC

5501 GROVE BLVD, LLC

1600 W. KELLY AVENUE, LLC

1919 WELLS RD, LLC

7697 WINCHESTER RD, LLC

1000 TURTLE CREEK DRIVE LLC

2201 PORTER CREEK DR LLC

2000 E. SANTA FE LLC

301 S TOWN EAST MALL DR LLC

621 SW 19TH STREET LLC
4200 AMBASSADOR CAFFERY PKWY LLC
4405 PHEASANT RIDGE DR LLC
6360 RIDGEWOOD COURT DR LLC

AT HOME RMS INC.

AT HOME PROCUREMENT INC.

AT HOME GIFT CARD LLC

1376 E. 70TH STREET LLC

25 PACE BLVD LLC

2780 WILMA RUDOLPH BOULEVARD LLC

E. WILLIAMS FIELD RD LLC

3000 KIRBY DRIVE LLC

3551 S 27TH STREET LLC

4833 WATERVIEW MEADOW DR LLC

10800 ASSEMBLY PARK DR LLC

Sixth Amendment to Credit Agreement

Sixth Amendment to Credit Agreement

By	/s/ Mary Jane Broussard
Name: Mary Jane Broussard
Title: Vice President and General Counsel

Sixth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer
By:	/s/ Brian Lindblom
Name: Brian Lindblom
Title: Director

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Brian Lindblom
Name: Brian Lindblom
Title: Director

Sixth Amendment to Credit Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

Sixth Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

R
By:	/s/ Robert C. Chakarian
Name: Robert C. Chakarian
Title: Vice President

Sixth Amendment to Credit Agreement